UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 3, 2006


                             Kinetic Concepts, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

       Texas                    0001-09913                   74-1891727
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  (State or other              (Commission                (IRS Employer
   jurisdiction                File Number)             Identification No.)
 of incorporation)

           8023 Vantage Drive
               San Antonio, Texas                                   78230
---------------------------------------------------            ----------------
      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

On August 3, 2006, Kinetic Concepts, Inc. ("KCI" or the "Company") announced that a U.S. District Court jury found that the Wake Forest patents involved in the litigation against BlueSky Medical Group, Inc. and Medela AG are valid and enforceable. The jury also found that the patent claims involved in the case are not infringed by the Versatile 1 system marketed by BlueSky. The Wake Forest patents relate to KCI's V.A.C. technology used for the treatment of patients with serious, complex wounds.

KCI intends to challenge the finding of non-infringement before the trial court and on appeal, and there are likely to be significant post-verdict motions and hearings. The Court has not yet set a post-verdict schedule, and will issue its final judgment in future proceedings.

A copy of the press release announcing the jury verdict is attached as Exhibit
99.1 hereto. A copy of the press release announcing the conference call to discuss the verdict, to be held at 8:30am EDT on Friday, August 4, 2006, is attached as Exhibit 99.2 hereto.


Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Press Release of Registrant dated August 3, 2006, entitled "KCI Announces Jury Verdict in Patent Case."

99.2 Press Release of Registrant dated August 3, 2006, entitled "KCI to Host Conference Call Regarding Jury Verdict."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KINETIC CONCEPTS, INC.


Date: August 3, 2006                           By:   /s/ Martin J. Landon
                                                     --------------------------
                                               Name:  Martin J. Landon
                                               Title: Senior Vice President,
                                                      Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1 Press Release of Registrant dated August 3, 2006, entitled "KCI Announces Jury Verdict in Patent Case."

99.2 Press Release of Registrant dated August 3, 2006, entitled "KCI to Host Conference Call Regarding Jury Verdict."